BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2020
SEGMENT INFORMATION
Note 10 - BUSINESS COMBINATIONS

10. BUSINESS COMBINATIONS

ClariCare Inc.

On April 30, 2019, iCoreConnect, Inc., acquired technology and certain other assets of ClariCare, Inc., an Indiana corporation, in exchange for (i) $50,000 in cash, (ii) 2,301,007 shares of the Company’s common stock, subject to adjustment, and (iii) the assumption of certain specified liabilities including a company credit card balance not to exceed $23,000, all upon the terms and conditions set forth in the Asset Warrant Agreements dated as of April 30, 2019 (the “ClariCare Asset Warrant Agreements”) which was attached as an exhibit to the Company’s Form 8-K filed on May 2, 2019 with the SEC. The Company was required to issue additional shares on September 30, 2020 if the stock price is less than $1.49 per share as of that date. The company issued 4,555,974 shares of Common Stock on September 30, 2020 to complete the requirements of the ClariCare Asset Warrant Agreements. This resulted in an increase in the asset of $250,580. ClariCare created cloud-based dental analytics and practice management software to provide dentists and providers to the dental market modern tools to run their practices more efficiently and effectively and which are a complement to our current dental market product offerings.

The Company accounted for the acquisition of the ClariCare business and assets as an asset acquisition under ASC 805, which provides guidance for asset acquisitions. Under the guidance, if substantially all of the acquisition is made up of one asset or similar assets, then the acquisition is an asset acquisition. The Company believes the assets acquired from ClariCare are similar and consider them all to be acquired technology (See Note 6).Further, the Company does not believe the acquired technology constitutes a business as defined under ASC 805.

TrinIT

On January 3, 2020 the Company acquired substantially all of the assets and business of Computer Plumber, LLC, a North Carolina limited liability company doing business as TrinIT (“Seller”), in exchange for (i) 730,000 shares of Common Stock of Buyer, (ii) $400,000 in cash, and (iii) the assumption of certain specified debts, liabilities and obligations, all upon the terms and conditions set forth in an Asset Warrant Agreements dated as of January 3, 2020 (the “Computer Plumber LLC Asset Warrant Agreements”).

Pursuant to the guidance in FASB Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, the Company calculated the estimated fair value of the acquired customer relationships using the discounted cash flow approach. The key assumptions and inputs into the cash flow model used were: (1) an annual customer attrition rate of 8%, (2) a gross margin percentage of 55%, (3) a tax rate of 23.50%, and (4) a discount rate of 12%.

Certain fair values of the acquired assets and assumed liabilities may be estimated at the acquisition date pending confirmation or completion of the valuation process. Where provisional values are used in accounting for a business combination, they may be adjusted retrospectively in subsequent periods within the measurement period when it reflects new information obtained about facts and circumstances that were in existence at the acquisition date. The measurement period cannot exceed one year from the acquisition date.

The following table summarizes the consideration paid and the fair value of the assets acquired and liabilities assumed as of January 3, 2020:

Consideration Paid:
Cash	$400,000
Common stock	183,000
$583,000

Fair values of identifiable assets acquired and liabilities assumed:

Assets acquired:
Cash	$25,000
Other current asset	6,000
Right of Use – Lease	14,000
Fixed Assets	3,000
Customer relationships	450,000
Total assets acquired	498,000

Liabilities assumed:
Due to Seller	10,000
Accrued Liability	15,000
Deferred revenue	6,000
Lease Liability	14,000
Total liabilities assumed	45,000

Net assets acquired	$453,000

Goodwill	$130,000